CONSENT AND AMENDMENT AGREEMENT

          CONSENT AND AMENDMENT AGREEMENT (this "Agreement") dated as of April 9, 1997 among:

          I. ROBERT B. WHITNEY ("Whitney"), STEVEN A. MARTELLO ("Martello"), JOHN T. RUOCCO ("Ruocco"), MICHAEL A. SYLVESTER ("Sylvester") and JOSEPH M. LIVELY ("Lively"; and each, an "Existing Shareholder" and, collectively, the "Existing Shareholders");

          II. AMERICAN INTERNATIONAL INSURANCE COMPANY, a New York corporation (the "Investor");

          III. ALCOHOL SENSORS INTERNATIONAL, LTD., a New York corporation (the "Company");

          IV. ALBERT PACE ("PACE"), JAN POLEK ("POLEK"), LIPMAN FAMILY PARTNERS LTD. ("LFP"), GERALD N. JACOBOWITZ, DAVID B. GUBITS, JOHN H. THOMAS, GERALD
     A. LENNON, PETER R. ERIKSEN, LINDA F. MADOFF, HOWARD PROTTER, DONALD G. NICHOL, LARRY WOLINSKY, ROBERT E. DINARDO, MARK A. KROHN and J. BENJAMIN GAILEY (each, a "Releasor" and, collectively, the "Releasors");

          V.   FABRICANT & LIPMAN ("F&L") and JACOBOWITZ & GUBITS   ("J&G"); and

          VI.  ARIEL ENTERPRISES, a trust ("Ariel").

                                    RECITALS:

          A. The Existing Shareholders, the Investor and the Company are parties to a Shareholders Agreement dated as of December 20, 1996 (the "Shareholders Agreement"; capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Shareholders Agreement), a copy of which is attached hereto as Exhibit A.

          B. Pursuant to (i) a Stipulation of Settlement, Settlement Agreement and Mutual General Release dated as of February 27, 1997 among Pace, Polek, the Company, Ruocco, Sylvester, Whitney, Martello and Leon Pasqua ("Pasqua"), a copy of which is attached hereto as Exhibit B (the "Release"), and (ii) an Escrow Agreement dated as of February 27, 1997 among the Company, Whitney, Ruocco, Sylvester, Martello, Pasqua, John Walz ("Walz"), Anthony Kearney ("Kearney"), John Lawlor, Esq., J&G, F&L and the Releasors, a copy of which is attached hereto as Exhibit C (the "Escrow Agreement"), certain of the Existing Shareholders, Pasqua, Walz and Kearney have agreed to Transfer to J&G as Escrow Agent (in such capacity, the "Escrow Agent") for the account of the Releasors, F&L and J&G an aggregate of 315,000 shares of Common Stock (the "Subject Shares"), as more particularly described in the Release and the Escrow Agreement.

          C. Of the Subject Shares 278,578 shares (the "Existing Shareholder Subject Shares") are to be delivered by Whitney, Ruocco, Sylvester and Martello, as more particularly described in Section 1 hereof, and the balance of such Subject Shares are to be delivered by Pasqua, Walz and Kearney.

          D. An aggregate of 265,000 shares of the Subject Shares (the "Releasors' Shares"), are to be released from escrow and Transferred to the appropriate Releasors upon consummation of the Release, as more particularly described in the Release, the Escrow Agreement and Section 1 of this Agreement.

          E. An aggregate of 50,000 shares of the Subject Shares (the "Escrow Shares") are to be released from escrow and Transferred to Pace, Polek, F&L and J&G over a period commencing April 1, 1997 and ending July 31, 1997, as more particularly described in the Release, Section 5(b) of the Escrow Agreement and
Section 3 of this Agreement.

          F. The parties hereto desire to set forth their agreement that, subject to the terms and conditions hereof (i) the Transfer of the Existing Shareholder Subject Shares by certain of the Existing Shareholders pursuant to the Release and the Escrow Agreement, and the Transfer of the Subject Shares by the Escrow Agent to the Releasors, F&L and J&G, shall be permitted notwithstanding the provisions of the Shareholders Agreement to the contrary,
(ii) the Releasors shall become parties to and shall be bound by the Shareholders Agreement with respect to the Releasors' Shares, (iii) Ariel shall become a party to and shall be bound by the Shareholders Agreement for all purposes as an Existing Shareholder thereunder and (iv) in connection with the Transfers of the Subject Shares described herein, certain provisions of the Shareholders Agreement shall be amended.

          NOW, THEREFORE, the parties hereto, intending legally to be bound, hereby agree as follows:

          1.  Pursuant  to the Release and the Escrow  Agreement,  the  Existing
Shareholders identified below shall be entitled to Transfer the number of Existing Shareholder Subject Shares specified with respect to such Existing Shareholder to the Escrow Agent:



                                                  Number of
                                            Existing Shareholder
          Existing Shareholder                  Subject Shares

          Ruocco                                    79,822
          Sylvester                                 79,822
          Whitney                                   79,822
          Martello                                  39,112

          Pursuant to the Release and the Escrow Agreement, the Escrow Agent shall be entitled upon consummation of the Release to release from escrow and to Transfer the number of Releasors' Shares specified below to the Releasor specified:

                                                  Number of
          Releasor                            Releasors' Shares

          Pace                                    127,000

          Polek                                    31,800

          LFP                                      53,100

          Gerald N. Jacobowitz                      5,734

          David B. Gubits                           4,567

          John H. Thomas                            4,567

          Gerald A. Lennon                          4,567

          Peter R. Eriksen                          4,567

          Linda F. Madoff                           4,567

          Howard Protter                            4,567

          Donald G. Nichol                          4,567

          Larry Wolinsky                            4,567

          Robert E. Dinardo                         3,610

          Mark A. Krohn                             3,610

          J. Benjamin Gailey                        3,610


          2. Effective as of the date of this Agreement, each Releasor (i) hereby severally agrees to become a party to the Shareholders Agreement and to be bound by the terms thereof with respect to the Releasors' Shares acquired by such Releasor pursuant to the Release and the Escrow Agreement (as more particularly described in Section 1 hereof), (ii) shall be a Shareholder under the Shareholders Agreement (provided that, notwithstanding any provision of the Shareholders Agreement to the contrary, no Releasor shall be entitled to any of the rights of a Shareholder specified in Section 5.1.2, 5.1.3 or 5.1.4 thereof) and (iii) hereby severally makes the representations and warranties set forth in Sections 4.2 and 4.3 of the Shareholders Agreement to each other party hereto as if such representations and warranties were set forth herein in their entirety.

          3. The Escrow Agent shall be entitled to release from escrow and to Transfer the Escrow Shares to Pace, Polek, F&L and J&G at the times and in the manner provided in the Release and in Section 5(b) of the Escrow Agreement. In connection with such Transfer of the Escrow

Shares, each of Pace, Polek, F&L and J&G hereby severally agrees that any Transfer by such Person of any of the Escrow Shares from April 1 , 1997 through July 31, 1997 shall be made only through the brokerage facilities of William Scott & Company, LLC (the "Broker"), provided that the Broker shall have agreed, in writing, to afford such Person the same prices and terms in relation to such Transfers as are generally made available to the general public. Subject to the foregoing, the Escrow Shares shall not be subject to the Shareholders Agreement.

          4. Effective as of the date of this Agreement, Ariel agrees to be bound by the terms of the Shareholders Agreement and to be deemed for all purposes an Existing Shareholder thereunder.

          5. (a) In connection with the Transfers of the Subject Shares described herein, the definition of Related Transferee in the Shareholders Agreement is hereby deleted in its entirety and replaced with the following:

               ""Related Transferee": as to any Existing Shareholder or any Releasor, a Transferee that (i) has purchased or otherwise acquired shares of Capital Stock of the Company from such Existing Shareholder or Releasor, as the case may be, and (ii) is a spouse, parent, sibling, child, stepchild or grandchild of such Existing Shareholder or Releasor, as the case may be, or a trust which is for the benefit of such a Person or Persons, or is an Affiliate of such Existing Shareholder or Releasor, as the case may be."

               (b) In connection with the Transfers of the Subject Shares described herein, Sections 3.1(a) and (b) of the Shareholders Agreement are hereby deleted in their entirety and replaced with the following paragraphs:

           "(a) For the period from (and including) April 9, 1997 through (and including) December 20, 1998 (the "Restricted Period"), the Existing Shareholders and the Releasors severally agree with the Company, the Investor and with each other Shareholder that they will not, directly or indirectly, Transfer any Capital Stock of the Company (or any interest therein), now or hereafter at any time owned by them (excluding in the case of Pace and Polek the Escrow Shares acquired by such Persons, respectively, pursuant to the Release and the Escrow Agreement (the "Excluded Shares")), except that, upon written notice to the Company, the Investor and each other Shareholder, in accordance with applicable law: (i) each Existing Shareholder (other than Ariel) and each Releasor (other than LFP) may Transfer any Common Stock pursuant to an Involuntary Transfer (for such purpose, the reference to "Existing Shareholder" in the definition of Involuntary Transfer in the Shareholders Agreement shall be deemed a reference to "Existing Shareholder or a Releasor"); (ii) each Existing Shareholder (other than Ariel) and each Releasor (other than LFP) may Transfer any Common Stock for estate planning purposes to such Existing Shareholder's or Releasor's spouse, parents, siblings, children, stepchildren or grandchildren or to a trust which is for the benefit of such Existing Shareholder or Releasor or such Existing Shareholder's or
     Releasor's spouse, parents, siblings, children, stepchildren or grandchildren; (iii) during the period from (and including) April 9, 1997 through (but excluding) April 9, 1998 (the "Initial Period"), Lively and Ariel, respectively, may Transfer any Common Stock which, when combined with all other Transfers of Common Stock by such Person during the Initial Period, does not exceed 7,000 shares of Common Stock for Lively and 14,000 shares of Common Stock for Ariel; and
     (iv) during the period from (and including) the last day of the initial Period through (and including) the last day of the Restricted Period (the "Second Period"), Ruocco, Sylvester, Whitney, Lively and Ariel, respectively, may Transfer any Common Stock which, when combined with all other Transfers of Common Stock by such Person during the Second Period, does not exceed the number of shares of Common Stock specified with respect to such Person below:

                                              Number of Shares
                                              of Common Stock
                                                Which May Be
                                             Transferred in the
               Shareholder                      Second Period

               Ruocco                           49,394

               Sylvester                        49,394

               Whitney                          49,394

               Lively                           21,000

               Ariel                            42,000

          ; provided, however, that, in connection with any Transfer permitted under this Section 3.1(a), prior to such Transfer, such Existing Shareholder or such Releasor, as the case may be, shall comply with Section 3.1(b) hereof.

               (b) Any Transfer of Capital Stock of the Company (excluding in the case of Pace and Polek, the Excluded Shares) by any Existing Shareholder or any Releasor during the Restricted Period, or at any time thereafter to a Related Transferee, shall not relieve the transferor of its obligations hereunder and shall only be valid if the Person to whom such Capital Stock is Transferred (a "Transferee"), prior to the Transfer, agrees in writing to be bound by the terms of this Agreement as and to the same extent that the transferor was bound by this Agreement immediately prior to such Transfer. Any such Transferee that agrees to be bound by the terms of this Agreement as provided in this paragraph (b) shall be deemed, upon execution and delivery of such agreement, to be a Shareholder hereunder. For purposes of Sections 3.1(a)(iii) and (iv) hereof, references to a Person shall be deemed to be references to that Person and each Transferee of that Person on a collective basis. Each such Transferee shall be entitled to all of the rights under this Agreement to which the transferor was entitled immediately prior to such Transfer. Any purported Transfer without obtaining this agreement by the Transferee shall be deemed void and of no further effect and shall be governed by the provisions of paragraph (c) below. The provisions of this paragraph (b) shall not apply in connection with a Public Transfer by an Existing Shareholder or a Releasor."

          6. Each of the Existing Shareholders, each Releasor, F&L and J&G hereby severally represents and warrants to, and covenants with, each of the other parties hereto that the Transfers contemplated hereby and by the Release and the Escrow Agreement will be made in compliance with all applicable laws, including securities laws. In addition, each of the Existing Shareholders and Ariel hereby severally represents and warrants to each of the other parties hereto with respect to himself or itself only that he or it has not Transferred and Capital Stock of the Company (or any interest therein) from December 20, 1996 through the date hereof.

          7. Schedule I to the Shareholders Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto. Each Existing Shareholder (with respect to himself or itself only) and the Company severally makes the representations and warranties set forth in Section 4.1(f) of the Shareholders Agreement as if such representations and warranties were set forth herein in their entirety (except that references therein to (i) the Effective Date shall be deemed to be references to the date of this Agreement (after accounting for the Transfers described herein, including the Transfers permitted pursuant to Section hereof), and (ii) in the case of the representation and warranty by the Company, (x) Existing Shareholders shall be deemed to be references to Shareholders (other than the Investor) and (y) an individual shall be deemed to be references to a Person). Each Shareholder (other than the Existing Shareholders and the Investor) severally represents and warrants to the other parties hereto that, as of the date hereof (after accounting for the Transfers described herein, including the Transfers permitted pursuant to Section 3 hereof), such Person owns all right, title and interest in and to the number of shares of Common Stock specified with respect to such Person on Schedule I attached hereto, free and clear of all liens, claims, charges, security interests and other encumbrances. The parties to the Shareholders Agreement hereby acknowledge and agree that the 39,850 shares of Common Stock presently owned by Lively shall not be subject to the Shareholders Agreement, provided that, within sixty (60) days from the date hereof, Lively shall Transfer such shares of Common Stock as follows: (i) 2,500 shares of Common Stock shall be Transferred to a retirement account in Lively's name and (ii) 37,350 shares of Common Stock shall be Transferred to Lively's wife, Kathleen Lively.

          8. Notwithstanding anything to the contrary contained in the Release or the Escrow Agreement, the Company and each of the Shareholders (other than the Investor) severally agree that they will not enter into any amendment of or agree to waive any of the provisions of the Release relating to the Subject Shares or of the Escrow Agreement without the prior written consent of the Investor, and any such amendment or waiver entered into or agreed to without such consent shall be deemed void for all purposes hereof and the Shareholders Agreement.

          9.  All   notices,   demands  and  other   communications   under  the
Shareholders Agreement with respect to the following Persons shall be addressed as specified below:

     Releasors:          c/o Jacobowitz & Gubits
                         158 Orange Avenue
                         Walden, New York  12586
                         Fax: (914) 778-5173
                         with a copy to:

                         Fabricant & Lipman
                         One Hurriman Square
                         Goshen, New York  10924

     Ariel:              c/o Joseph M. Lively
                         Alcohol Sensors International Ltd.
                         11 Oval Drive
                         Islandia, New York  11722
                         Fax: (516) 342-1550

or to such other address as any such Person shall designate in writing to the other parties to the Shareholders Agreement.

          10. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          11. The rights and obligations of the parties under this Agreement may not be assigned or otherwise transferred to any other Person, except with the prior written consent of the other parties hereto. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors, permitted assigns, heirs and personal representatives. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives. Except as otherwise expressly amended hereby, the Shareholders Agreement shall remain in full force and effect.

          12. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of New York without reference to the principles of conflict of laws. In the event of any conflict between this Agreement, on the one hand, and the Release or the Escrow Agreement, on the other hand, the provisions of this Agreement shall prevail as between the parties hereto.

          13. Each of the parties hereto shall execute and deliver such documents, instruments and agreements and take such further actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby, and each of the parties hereto shall cooperate with each other in connection with the foregoing.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement or caused this Agreement to be duly executed by their respective officers or representatives thereunto duly authorized as of the day and year first written above.

                                                  /s/ Robert B. Whitney
                                                  ROBERT B. WHITNEY

                                                  /s/ Steven A. Martello
                                                  STEVEN A. MARTELLO

                                                  /s/ John T. Ruocco
                                                  JOHN T. RUOCCO

                                                  /s/ Michael A. Sylvester
                                                  MICHAEL A. SYLVESTER

                                                  /s/ Joseph M. Lively
                                                  JOSEPH M. LIVELY

                                            AMERICAN INTERNATIONAL INSURANCE
                                            COMPANY

                                            By:   /s/ J. Ernest Hansen
                                                Name:  J. Ernest Hansen
                                                Title: President

                                            ALCOHOL SENSORS INTERNATIONAL, LTD.

                                            By:    /s/ Robert B. Whitney
                                                Name:
                                                Title:

                                                   /s/ Albert Pace
                                                   ALBERT PACE

                                                   /s/ Jan Polek
                                                   JAN POLEK

                                            FABRICANT & LIPMAN

                                            By:    /s/ Alan S. Lipman
                                                Name:  Alan S. Lipman
                                                Title: Owner

                                            JACOBOWITZ & GUBITS

                                            By:   /s/ Howard Protter
                                               Name:  Howard Protter
                                               Title: Partner

                                            LIPMAN FAMILY PARTNERS LTD.

                                            By:   /s/ Alan S. Lipman
                                                Name:  Alan S. Lipman
                                                Title: General Partner

                                                /s/ Gerald N. Jacobowitz
                                                GERALD N. JACOBOWITZ

                                                /s/ David B. Gubits
                                                DAVID B. GUBITS

                                                /s/ John H. Thomas
                                                JOHN H. THOMAS

                                                /s/ Gerald A. Lennon
                                                GERALD A. LENNON

                                                /s/ Peter R. Eriksen
                                                PETER R. ERIKSEN

                                                /s/ Linda F. Madoff
                                                LINDA F. MADOFF

                                                /s/ Howard Protter
                                                HOWARD PROTTER

                                                /s/ Donald G. Nichol
                                                DONALD G. NICHOL

                                                /s/ Larry Wolinsky
                                                LARRY WOLINSKY

                                                /s/ Robert E. Denardo
                                                ROBERT E. DENARDO

                                                /s/ Mark A. Krohn
                                                MARK A. KROHN

                                                /s/ J. Benjamin Gailey
                                                J. BENJAMIN GAILEY

                                            ARIEL ENTERPRISES

                                            By: /s/ Joseph M. Lively
                                                Name:  JOSEPH M. LIVELY
                                                Title: Trustee

                                   SCHEDULE I

                             SHAREHOLDERS' OWNERSHIP
                                 OF COMMON STOCK

                                                                   Percentage
                                            No. of Shares of    Ownership of All
                                               Options          of the Company's
                           No. of Shares    Exercisable for      Capital Stock
                            of Common        Common Stock         (on a Fully
Name of Shareholder         Stock Owned         Owned            Diluted Basis)


Robert B. Whitney             566,260                                 3.83%
Steven A. Martello            110,888                                 0.75%
John T. Ruocco                566,260                                 3.83%
Michael A. Sylvester          566,260                                 3.83%
Joseph M. Lively               0               140,000                0.95%
Ariel Enterprises             180,000          100,000                1.89%
Albert Pace                   150,600                                 1.02%
Jan Polek                      37,700                                 0.26%
Fabricant & Lipman             10,000                                 0.07%
Jacobowitz & Gubits            10,500                                 0.07%
Lipman Family Partners Ltd.    53,100                                 0.36%
Gerald N. Jacobowitz            5,734                                 0.04%
David B. Gubits                 4,567                                 0.03%
John H. Thomas                  4,567                                 0.03%
Gerald A. Lennon                4,567                                 0.03%
Peter R. Eriksen                4,567                                 0.03%
Linda F. Madoff                 4,567                                 0.03%
Howard Protter                  4,567                                 0.03%
Donald G. Nichol                4,567                                 0.03%
Larry Wolinsky                  4,567                                 0.03%
Robert E. Dinardo               3,610                                 0.02%
Mark A. Krohn                   3,610                                 0.02%
J. Benjamin Gaily               3,610                                 0.02%

EXHIBIT A:   SHAREHOLDERS AGREEMENT
EXHIBIT B:   RELEASE
EXHIBIT C:   ESCROW AGREEMENT